                                                                   Exhibit 10.56

                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                                   AND CONSENT

         FOURTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT, dated as of May 31, 2001 (the "Amendment and Consent"), among Eagle-Picher Industries, Inc., a Delaware corporation and successor by merger to E-P Acquisition, Inc., a Delaware corporation (together herein collectively referred to as the "Borrower"), the lenders party hereto (each a "Lender" and collectively, the "Lenders"), ABN AMRO Bank N.V., as Agent (in such capacity, the "Agent"), PNC Bank, National Association, as Documentation Agent (in such capacity, the "Documentation Agent") and NBD Bank, N.A., as Syndication Agent (in such capacity, the "Syndication Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders, the Agent, the Documentation Agent and the Syndication Agent are parties to that certain Credit Agreement, dated as of February 19, 1998, as modified by (i) that certain Eagle-Picher Industries, Inc. Credit Agreement Consent and Waiver among the Borrower, the Agent and the Lenders party thereto, dated as of November 18, 1998, (ii) that certain Eagle-Picher Industries, Inc. Credit Agreement Amendment and Consent among the Borrower, the Agent and the Lenders party thereto, dated as of December 14, 1998, (iii) that certain Amendment to Credit Agreement and Consent among the Borrower, the Agent and the Lenders party thereto, dated as of May 18, 1999,
(iv) that certain Credit Agreement Consent among the Borrower, the Agent and the Lenders party thereto, dated as of May 26, 2000 and (v) that certain Amendment to Credit Agreement and Consent among the Borrower, the Agent and the Lenders party thereto, dated as of August 1, 2000 (together, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Credit Agreement be further amended in certain respects; and

         WHEREAS, the Lenders and the Agents party hereto, are willing to so further amend the Credit Agreement, subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound thereby, covenant and agree as follows:

         1. General. All terms used herein which are not otherwise specifically defined herein shall have the same meaning herein as defined in the Credit Agreement as further amended hereby.

         2. Mandatory Prepayments and Repayments. Subsection (c) of Section
4.02.01 of the Credit Agreement shall be and is hereby amended and restated to read as follows:

                           (c) "On the Business Day after the date of receipt
                  thereof by the Borrower and/or any of its Subsidiaries of Cash Proceeds from any Asset Sale, an amount equal to 100% of the Net Cash Proceeds from such Asset Sale shall be applied as a mandatory repayment of principal of the Term Loans."

          3. Liens. Section 8.01 of the Credit Agreement shall be and is hereby amended by (x) deleting the word "and" after subparagraph (ix), (y) deleting the period at the end of subparagraph (x) and replacing such period with a semi-colon and the word "and" and (z) by adding a new subparagraph (xi) reading as follows:

                           "(xi) the precautionary notice filing of any
                  financing statement under the UCC against the Borrower or any Subsidiary thereof relating to property owned by the person named as the secured party in such financing statement."

         4. Interest Coverage Ratio. Section 8.08 of the Credit Agreement shall be and is hereby amended by deleting the table therein and inserting the following table in its place:

                         "DATE                       RATIO
                 May 31, 2001                      2.00:1.00
                 August 31, 2001                   2.00:1.00
                 November 30, 2001                 2.00:1.00
                 February 28, 2002                 1.85:1.00
                 May 31, 2002                      2.00:1.00
                 August 31, 2002                   2.00:1.00
                 November 30, 2002                 2.00:1.00
                 February 28, 2003                 2.25:1.00
                 May 31, 2003                      2.25:1.00
                 August 31, 2003                   2.25:1.00
                 Thereafter                        2.50:1.00"


         5. Leverage Ratio. Section 8.09 of the Credit Agreement shall be and is hereby amended by deleting the table therein and inserting the following table in its place:

                             "PERIOD             RATIO
                      May 31, 2001             5.00:1.00
                      August 31, 2001          5.25:1.00
                      November 30, 2001        5.25:1.00
                      February 28, 2002        5.25:1.00
                      May 31, 2002             5.00:1.00
                      August 31, 2002          4.75:1.00
                      November 30, 2002        4.75:1.00
                      February 28, 2003        4.75:1.00
                      May 31, 2003             4.50:1.00
                      Thereafter               4.25:1.00"

         6. Fixed Charge Coverage Ratio. Section 8.10 of the Credit Agreement shall be and is hereby amended and restated to read as follows:

                  "Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio on the last day of any fiscal quarter ending on or about any date set forth below to be more than the ratio set forth opposite such date:

                               Period                         Ratio
                        May 31, 2001                        1.50:1.00
                        August 31, 2001                     1.25:1.00
                        November 30, 2001                   1.25:1.00
                        February 28, 2002                   1.25:1.00
                        May 31, 2002                        1.25:1.00
                        August 31, 2002                     1.25:1.00
                        November 30, 2002                   1.25:1.00
                        February 28, 2003                   1.35:1.00
                        May 31, 2003                        1.35:1.00
                        Thereafter                          1.40:1.00"

          7. Limitations on Voluntary Payments and Modifications of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; Issuances of Capital Stock; etc. Subparagraph (iv) of Section
8.11 of the Credit Agreement shall be and is hereby amended and restated to read as follows:

                 "(iv) amend, modify or change in any way adverse to the interests of the Lenders, any Tax Allocation Agreement, any Management Agreement, any Merger Document, the Confirmation Order, the Plan of Reorganization, the Trust Agreement relating to the PI Trust, its certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation) or by-laws, or any agreement entered into by it, with respect to its capital stock (including any Shareholders' Agreement), or enter into any new agreement with respect to its capital stock which in any way could be adverse to the interests of the Lenders."

          8. Advances, Investments and Loans. Section 8.05 of the Credit Agreement shall be and is hereby amended by (x) deleting the word "and" after subparagraph (viii), (y) deleting the period at the end of subparagraph (ix) and replacing such period with a semi-colon and the word "and" and (z) by adding a new subparagraph (x) reading as follows:

                 "(x) Hedging Obligations of the Borrower or any of its Subsidiaries."

          9. Consolidated Fixed Charges. The definition of "Consolidated Fixed Charges" in Section 10.01 of the Credit Agreement shall be amended by revising the words "scheduled mandatory prepayment" appearing in line 4 of such definition to read "scheduled mandatory payment."

         10. Hedging Obligations. There shall be added to Section 10.01 of the Credit Agreement, in proper alphabetical order, a new definition reading as follows:

                  "Hedging Obligations" of any Person shall mean the obligations of such Person pursuant to (i) agreements or arrangements designed to protect such Person against fluctuations in foreign currency exchange rates in the conduct of its operations, or (ii) any forward contract, commodity swap agreement, commodity option agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in commodity prices, in each case, entered into in the ordinary course of business for bonafide hedging purposes and not for the purpose of speculation."

         11. Permitted Acquisition. The definition of "Permitted Acquisition" in
Section 10.01 of the Credit Agreement shall be amended and restated to read as follows:

                  "Permitted Acquisition" means an Acquisition by the Borrower or any of its Subsidiaries, provided that each such Acquisition shall be approved in advance by the Required Lenders."

         12. Pricing Grid. Annex II of the Credit Agreement shall be amended and restated by replacing such Annex with Exhibit A attached hereto.

         13. Effectiveness. This Amendment and Consent shall become effective as of the date hereof on the condition that the Borrower and the Required Lenders shall have signed a counterpart hereof and shall have delivered the same to the Agent. The Borrower agrees to pay to each Lender executing this Amendment and Consent an amendment fee equal to 0.25% of such Lender's respective Commitment as of the date hereof. This Amendment and Consent may be executed in any number of Counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent. This Amendment and Consent and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York. Except as herein specifically amended, the Credit Agreement shall be and remain in full force and effect and wherever reference is made in any note, document, letter or other communication to the Credit Agreement, such reference shall, without more, be deemed to refer to the Credit Agreement as amended hereby. The amendment and consent provided for herein shall be limited specifically as provided for herein and this Amendment and Consent shall not constitute a consent to any other transaction nor shall it be a waiver or modification of any other term, provision or condition of the Credit Agreement except as expressly set forth herein and shall not prejudice or be deemed to prejudice any right that the Agent or the Lenders may now have or may have in the future under the Credit Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment and Consent as of the date first above written.

                                        EAGLE-PICHER INDUSTRIES, INC.

                                        By
                                          --------------------------------
                                          Name:
                                          Title:


                                        ABN AMRO BANK N.V., individually and as
                                        Agent

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        PNC BANK, NATIONAL ASSOCIATION

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        FIRSTAR BANK, N.A.

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        ARAB BANKING CORPORATION

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        THE BANK OF NOVA SCOTIA

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        CREDIT AGRICOLE INDOSUEZ

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        BANK ONE, INDIANA, N.A., formerly known
                                        as NBD BANK, N.A.

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        CREDITANSTALT CORPORATE FINANCE

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        PROVIDENT BANK

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        FIFTH THIRD BANK

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        THE BANK OF NEW YORK

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        CREDIT INDUSTRIAL ET COMMERCIAL,
                                          formerly known as Compagnie Financiere
                                          de CIC et de l'Union Europeenne

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        COMERICA BANK

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        IMPERIAL BANK

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        HARRIS TRUST AND SAVINGS BANK

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        CREDIT SUISSE FIRST BOSTON

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                        THE FUJI BANK, LIMITED

                                        By
                                          --------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT A

                                    Annex II
                                  Pricing Grid

=====================================================================================================================

Leverage Ratio           Applicable Eurodollar           Applicable Base                  Applicable
                              Rate Margin                  Rate Margin                  Commitment Fee
                                                                                             Rate
---------------------------------------------------------------------------------------------------------------------

                                                          Revolving Loan
                           Revolving Loan                  A Term Loan
                            A Term Loan                   Swingline Loan

---------------------------------------------------------------------------------------------------------------------

greater than or equal to         3.25                           2.25                        0.625
5.0 to 1.00

---------------------------------------------------------------------------------------------------------------------

less than 5.0 to 1.00 and        3.00                           2.00                        0.50
greater than 4.50 to 1.00

---------------------------------------------------------------------------------------------------------------------

less than 4.50 to 1.00 and       2.75                           1.50                        0.50
greater than or equal to 4.00
to 1.00

---------------------------------------------------------------------------------------------------------------------

less than 4.00 to 1.00 and       2.50                           1.25                        0.375
greater than or equal to 3.50
to 1.00

---------------------------------------------------------------------------------------------------------------------

less than 3.50 to 1.00 and       1.75                           0.50                        0.25
greater than or equal to 3.00
to 1.00

---------------------------------------------------------------------------------------------------------------------

less than 3.00 to 1.00           1.50                           0.25                        0.25

=====================================================================================================================

From and after the first day of any Margin Adjustment Period (the "Start Date") to and including the last day of such Margin Adjustment Period, the Applicable Base Rate Margin, Applicable Eurodollar Rate Margin and Applicable Commitment Fee Rate shall be the respective percentage per annum set forth opposite the Leverage Ratio as of the last day of the most recent fiscal quarter or fiscal year, as the case may be, ended immediately prior to such Start Date. Notwithstanding anything to the contrary contained above, the Leverage Ratio shall be deemed to be greater than or equal to 5.00 to 1.00 for any period during which the financial statements have not been delivered to the Agent as required by Section 7.01(b)(i) and (c)(i).